PATENT SECURITY ASSIGNMENT
                           --------------------------

     This PATENT SECURITY ASSIGNMENT ("Agreement") is made and entered into as of the 28th day of July, 2004 between ENCAPSULATION SYSTEMS, INC. a Pennsylvania corporation with an address at Building 109, Mills of Victoria, 1489 Baltimore Pike, Springfield, PA 19064 (collectively, "Assignee") and SECOND STAGE VENTURES, INC., a Nevada corporation, with an address c/o Gary Henrie, Esquire, 10616 Eagle Nest Street, Las Vegas, NV 89141 ("Assignor").

                                   BACKGROUND
                                   ----------

     A. Assignee, its subsidiary, Echo RX, Inc. ("Echo"), and Assignor are parties to a certain Asset Purchase Agreement dated this date (the "Sale Agreement"), pursuant to which Assignee and Echo have agreed to sell certain "Patents" (hereinafter defined) to Assignor for, among other things, (1) the sum of $2,000,000.00 payable in cash in eight quarterly installments in the years 2005 and 2006; and (2) a Trailer Fee (as defined in the Sale Agreement) (the
"Obligations").   Payment of the Obligations set forth in subpart (1) of the preceding sentence is memorialized in a certain Promissory Note dated this date (the "Note").

     B. In order to induce Assignee to enter into the Note, Assignor has agreed to assign to Assignee a security interest in certain patent rights, as herein provided.

     C. Any term used but not defined herein shall have the meaning given to such term in the Sale Agreement.

     NOW THEREFORE, incorporating the Background section herein, and in consideration of the premises, and of the mutual covenants of the parties hereto, and intending to be legally bound hereby, it is hereby agreed as follows:

     1.     Assignment of Patents.  To secure the complete and timely payment
             ---------------------
and satisfaction of all Obligations, Assignor hereby grants, assigns and conveys to the Assignee a security interest in and to the patent applications and patents of the Assignor, which are listed in Schedule A hereto (collectively called the "Patents"), including without limitation, all rights owned by Assignor corresponding thereto throughout the world and all reissues, divisions, continuations, renewals, extensions and continuations-in-part and all proceeds thereof.

     2.     Warranties and Representations.  The Assignor covenants and
             ------------------------------
warrants that the Assignor has the unqualified right to enter into this Agreement and perform its terms.

     3.     Right to Benefits.  If, before the Obligations shall have been
             -----------------
satisfied in full, the Assignor shall obtain rights to any patentable inventions, or become entitled to the benefit of any patent application or patent for any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent or any improvement on any Patent, the provisions of paragraph 1 shall automatically apply thereto and the Assignor shall give to the Assignee prompt written notice thereof.


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     4.     Future Patents.  The Assignor authorizes the Assignee to modify
             --------------
this Agreement by amending Schedule A to include any future patents and patent applications which are Patents under paragraph 1 or paragraph 3 hereof.

     5.     Events of Default.  The term "Event of Default", as used herein,
             ----------------
shall mean: (a) failure to pay any Trailer Fee within thirty (30) days after the date on which Assignor receives written notice from Assignee of Assignor's failure to do so; (b) any Event of Default under the Note; and (c) any violation by the Assignor of any representation, warranty or covenant contained in this Agreement and any modification or amendment hereof which is not waived or cured and remedied within thirty (30) calendar days after receipt by Assignor of written notice thereof.

     6.     Assignor's Right to Use Patents.  Unless and until an Event of
             ------------------------------
Default shall occur and be continuing, the Assignor shall retain the legal and equitable title to the Patents and shall have the right to use the Patents in the ordinary course of its business but shall not be permitted to sell, assign, transfer or otherwise encumber the Patents or any part thereof; provided, however, that nothing herein contained shall prohibit the Assignor from failing to renew or otherwise abandoning any item included within the Patents if, in the Assignor's good judgment, the retention of such item is not material to the proper conduct of its business, provided, however, that Assignor shall give the Assignee thirty (30) days' prior written notice of any abandonment or failure to renew of any item included within the Patents, and Assignor shall have the unfettered right to take any and all steps necessary to become the owner of such abandoned or unrenewed Patent.

     7.     Assignee's Rights As Secured Party.  If any Event of Default shall
             ---------------------------------
have occurred and be continuing, the Assignee shall have, in addition to all other rights and remedies given it by this Agreement and the Note, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents may be located and, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to the Assignor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, in Delaware County, Pennsylvania or elsewhere, the whole or from time to time any part of the Patents, or any interest which the Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Patents all expenses (including all reasonable expenses for brokers' fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations. Notice of any sale or other disposition of the Patents shall be given to the Assignor at least five (5) calendar days before the time of any intended public or private sale or other disposition of the Patents is to be made, which the Assignor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, the Assignee may, to the extent permissible under applicable law, purchase the whole or any part of the Patents sold, free from any right of redemption on the part of Assignor, which right is hereby waived and released.

     8.     Power of Attorney.  If any Event of Default shall have occurred and
             ----------------
be continuing, the Assignor hereby authorizes and empowers the Assignee to make, constitute and


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
appoint any officer or agent of the Assignee as the Assignee may select in its exclusive discretion, as the Assignor's true and lawful attorney-in-fact, with the power to endorse the Assignor's name on all applications, documents, papers and instruments necessary for the Assignee to use and sell the invention disclosed and claimed in the Patents, or to grant or issue any exclusive or non-exclusive license under the Patents to any third person, or necessary for the Assignee to assign, pledge, convey or otherwise transfer title in or dispose of the Patents to any third person. The Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement.

     9.     Termination.  At such time as the Assignor shall completely satisfy
             ----------
all of the Obligations and all other liabilities of the Assignor to the Assignee, the Assignee shall execute and deliver to the Assignor all deeds, assignments and other instruments as may be necessary or proper to re-vest in the Assignor the full unencumbered title to the Patents, subject to any disposition thereof which may have been made by the Assignee pursuant hereto.

     10.     Fees and Expenses of Assignee.  If an Event of Default shall have
              ----------------------------
occurred and be continuing, any and all fees, costs and expenses, of whatever kind or nature, including reasonable attorney's fees and legal expenses, incurred by the Assignee in connection with the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining, preserving the Patents, or in defending or prosecuting any actions or proceedings arising out of or related to the Patents, shall be borne and paid by the Assignor on demand by the Assignee, and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the highest rate prescribed in the Note.

     11.     Protection of Patents.
              --------------------

          (a) The Assignor shall take all actions reasonably necessary to protect and defend the Patents and shall institute such proceedings to enforce the Patents and any licenses thereunder as it, in its reasonable business judgment, deems appropriate. The Assignee shall, upon the reasonable request of the Assignor, do any and all lawful acts and execute any and all proper documents in aid of such protection, defense and enforcement, and the Assignor shall promptly, upon demand, reimburse and indemnify the Assignee for all costs and expenses incurred by the Assignee in connection therewith.

          (b) If an Event of Default shall have occurred and be continuing, the Assignee shall have the right but shall in no way be obligated to bring suit in its own name to enforce the Patents and any license thereunder, in which event the Assignor shall at the request of the Assignee do any and all lawful acts and execute any and all proper documents required by the Assignee in aid of such enforcement, and the Assignor shall promptly, upon demand, reimburse and indemnify the Assignee for all costs and expenses incurred by the Assignee in the exercise of its rights under this paragraph 11.

     12.     No Waiver.  No course of dealing between the Assignor and the
              --------
Assignee nor any failure to exercise, nor any delay in exercising, on the part of the Assignee, any right, power or privilege hereunder or under the Note shall operate as a waiver thereof; nor shall any single or


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partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise or the exercise of any other right, power or privilege.

     13.     Cumulative Rights.  All of the Assignee's rights and remedies with
              ----------------
respect to the Patents, whether established hereby or by the Note, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

     14.     Severability.  The provisions of this Agreement are severable, and
              -----------
if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

     15.     Amendment.  This Agreement is subject to modification only by a
              --------
writing signed by the parties, except as provided in paragraph 4.

     16.     Successors and Assigns.  The benefits and burdens of this
              ---------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties; provided, however that Assignor shall not assign this Agreement without the prior written consent of Assignee and any such attempted assignment without Assignee's prior written consent shall be null and void ab initio.

     17.     Governing Law.  The validity and interpretation of this Agreement
              ------------
and the rights and obligations of the parties shall be governed by the laws of the Commonwealth of Pennsylvania.

     18.     Judicial Proceedings.  Each party to this Agreement agrees that
              --------------------
any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by any party hereto or any successor or assign of any party, on or with respect to this Agreement or the dealings of the parties with respect hereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. Further, the Assignor waives any right it may have to claim or recover, in any such suit, action or proceeding, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. THE ASSIGNOR ACKNOWLEDGES AND AGREES THAT THIS PARAGRAPH IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND THAT THE ASSIGNEE WOULD NOT EXTEND CREDIT TO THE ASSIGNOR IF THE WAIVERS SET FORTH IN THIS PARAGRAPH WERE NOT A PART OF THIS AGREEMENT.

     19. Indemnification. Assignee shall defend, indemnify and hold harmless Assignor, its affiliated companies and their respective officers, directors, shareholders, employees, licensees, agents, successors and assigns from and against any and all loss, damage, liabilities and expenses whatsoever, including, without limitation, claims, lawsuits, arbitration demands,


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
judgments, awards, settlements, investigations, court costs and other costs and attorneys' fees and disbursements (collectively, "Claims") which any of them may incur or become obligated to pay arising out of or resulting from (a) the noncompliance of any Patent with any applicable law, regulation or order relating to the advertisement and sale of the Patent or the product of any such Patent (a "Product"); (b) any Product design element which is introduced by or for Assignee by any third party; or (c) any defect in any Product to the extent such defect is attributable to defects created by or from Assignee's manufacturing of such Product.

          Assignee shall have no duty to defend, indemnify or hold harmless with respect to any Claims which arise out of or result from any fraud, knowing misrepresentation or deception by or on behalf of Assignor with respect to its rights in the Products.

          Promptly after learning of the occurrence of any event which may give rise to its rights under the provisions of this Section, Assignor shall give written notice of such matter to Assignee. Assignor shall cooperate with Assignee in the negotiation, compromise, and defense of any such matter. Assignee shall be in charge of and control such negotiations, compromise and defense and shall have the right to elect counsel with respect thereto, provided that the Assignee shall promptly notify Assignor of all developments in the matter. In no event shall the Assignor compromise or settle any such matter without the prior consent of the Assignee, which shall not be bound by any such compromise.

     20. Insurance. For so long as Assignee continues to sell the Product, Assignee shall maintain product liability insurance in amounts and of a type customarily maintained by manufacturers or sellers similarly situated. Assignor and the original inventor, Bruce Redding, shall be named as an additional insured on all such liability insurance policies maintained. Such policy shall be endorsed so as to provide notice to Assignor and Bruce Redding of its cancellation, termination, or non-renewal. All such insurance shall be placed with one or more carriers reasonably acceptable to Assignor. Upon request, Assignee shall deliver to Assignor a certificate of such insurance.


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
     WITNESS the execution hereof under seal as of the day and year first above written.

ATTEST:                                    SECOND STAGE VENTURES, INC.


                                           By:
                                              ---------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------


ATTEST:                                    ENCAPSULATION SYSTEMS, INC.


                                           By:
                                              ---------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------


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
                                   SCHEDULE A
                                   ----------


Application                      Issue or        Expiration
or Patent No.(1)     Country     Filing Date     Date          Title
----------------     -------     -----------     -------       -----






---------------------
     1 Attached hereto a copy of the Letters Patent as issued by the U.S. or foreign Patent Office.


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
                          CERTIFICATE OF ACKNOWLEDGMENT
                          -----------------------------


TURKS AND CAICOS ISLANDS               :
                                       :     SS.
BRITISH WEST INDIES                    :


     Before me, the undersigned, a Notary Public in and for the Turks and Caicos Islands, B.W.I., on this 28th day of July, 2004, personally appeared Zennie Morris who is known to me personally, and who, being by me duly sworn, deposes and says that she is the President and a Director of Second Stage Ventures Inc., a Nevada corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and that she acknowledged said instrument to be the free act and deed of said corporation.


                                  Notary Public

                                  My Commission Expires:


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
                          CERTIFICATE OF ACKNOWLEDGMENT
                          -----------------------------

COMMONWEALTH OF PENNSYLVANIA     :
                                 :     SS
COUNTY OF                        :

     Before me, the undersigned, a Notary Public in and for the county
aforesaid, on this      day of          ,     , personally appeared
                   ----        --------   ----                      ---------
                     to me known personally, and who, being by me duly sworn,
---------------------
deposes and says that (s)he is the                                   of
                                   ----------------------------------
                              , a                                 corporation,
-----------------------------     --------------------------------
and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and that (a)he acknowledged said instrument to be the free act and deed of said corporation.



                                  Notary Public

                                  My Commission Expires:


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